Q3 2018 SUPPLEMENTAL INFORMATION OCTOBER 30, 2018

Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; our ability to place solar assets into service as planned; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission on March 7, 2018. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation includes references to adjusted EBITDA, adjusted cash from operations, non-GAAP net income and non-GAAP earnings per share, which are non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses these measures, please see the section in the Appendix in this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the tables in the Appendix to this presentation titled “GAAP to Non- GAAP Reconciliation,” Non-GAAP Financial Guidance” and “Non-GAAP Financial Measures.” ©2018 Ameresco, Inc. All rights reserved. 2

Q3 2018 HIGHLIGHTS $25.6M $10.7M +23% $205M 22.5% Adj. EBITDA Net Income Q3 EBITDA driven by EBITDA growth Gross Margin stronger project mix up 26% y/y EBITDA up 23% y/y Gross Margin up 230 and higher recurring Revenue bps y/y revenues Q3 Revenue driven by an increase in O&M and Energy Assets ©2018 Ameresco, Inc. All rights reserved. 3

AMERESCO

ONSITE ENERGY GENERATION:

Solar PV and CHP measures provide more than 20 MW of combined electricity generation annually, or 12% of the current electricity consumption, providing capacity for sustained electrical supply during utility outages.

ENERGY STORAGE SYSTEMS:

4MW/8MWh energy storage systems provide reliable and fast responding power and can support islanding from the utility.

MICROGRID SOLUTIONS:

The microgrid system integrates advanced and intelligent load control systems, energy storage, and on-base generation assets to manage the JBSA Mission-determined prioritizing of loads based on the criticality of the mission to the AF and to JBSA operations in fulfillment of mission.

JOINT BASE SAN ANTONIO

ENERGY SAVINGS PERFORMANCE CONTRACT

17 comprehensive ECMs implemented in over 900 buildings at Joint Base San Antonio (including, Lackland main, Fort Sam Houston, Randolph, Kelly and Medina Annex)

- 20 MW of onsite generation, backup generation assets, and 4MW/8MWh of energy storage integrated via a microgrid control system
- 140,000 LED upgrades
- Enhanced central plant control
- Upgraded distribution systems with enhanced controls
- Extended thermal storage capacity
- Upgraded direct digital control system

PROJECT DETAILS

$133,530,113
ESPC IMPLEMENTATION PRICE

$34,854,699
O&M CONTRACT VALUE OVER 22 YEARS

$8.7 MILLION
ANNUAL SAVINGS

24% REDUCTION
OF ELECTRIC ENERGY USE

©2018 Ameresco, Inc. All rights reserved.

4

AMERESCO

SOURCES OF REVENUE Q3 2018

$141.7M

Projects

Energy efficiency and renewable energy projects

$42.7M

Recurring

Energy & incentive revenue from owned solar and renewable gas assets; plus recurring O&M from projects

$21.0M

Other

Services, software and integrated PV

©2018 Ameresco, Inc. All rights reserved.
5

60% OF PROFIT CAME FROM RECURRING LINES OF BUSINESS YTD 2018 RECURRING Other 21% O&M 7% Assets 12% 12% Projects $570M $63M 33% Projects O&M Adjusted 69% Revenue` 9% EBITDA* Other 10% Assets 48% 60% * Adjusted EBITDA percentage amounts exclude unallocated corporate expenses. ©2018 Ameresco, Inc. All rights reserved. 6

ENERGY ASSET PORTFOLIO – 9/30/2018 RNG 14% Renewable In Energy Assets Gas 63% Development/ 216 MWe Construction Solar 81% 133 MWe Solar 37% Other 5% 216 MWe of Energy Assets. Renewable Gas 133 MWe in development & construction. is 135 MWe, Solar is 81 MW* Renewable Gas is 18 MWe, Solar is 108 MW, Other is 6 MW* * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 7

DIVERSIFIED PORTFOLIO OF ENERGY ASSETS OPERATING DEVELOPMENT/ CONSTRUCTION ©2018 Ameresco, Inc. All rights reserved. 8

ENERGY ASSET BALANCE SHEET – 9/30/2018 Operating Energy Assets $331M Total Debt Energy Debt $442M $259M $214M Development/ Construction Corporate $111M $45M $111M out of the $442M energy assets on $214M out of the $259M of total debt on our our balance sheet are still in development or balance sheet is debt associated with our construction. energy assets. $212M of the energy debt is non-recourse to Ameresco, Inc. * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 9

AMERESCO HAS STRONG MULTI-YEAR VISIBILITY Contracted Project Backlog: 12-36 months to Revenue $819M Awarded Project Backlog: 18-42 months to Revenue $1.2B Operating Energy Assets: 13 year weighted average PPA remaining $850M* *Estimated contracted revenue and incentives during PPA period $937M O&M Backlog: 16 year weighted average lifetime ©2018 Ameresco, Inc. All rights reserved. 10

SUSTAINABLE AND PROFITABLE BUSINESS MODEL EXPANDING EARNINGS AT A FASTER RATE THAN REVENUE BY GROWING HIGHER MARGIN RECURRING LINES OF BUSINESS Revenue ($M) Adjusted EBITDA ($M) 85 800 717 631 651 63 574 593 56 46 41 30 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Guidance Guidance Mid Point Mid Point FY 2018 adjusted EBITDAGuidance and EPSreaffirmed guidance August was raised 9, 2017 10/30/2018. ©2018 Ameresco, Inc. All rights reserved. 11

APPENDIX

ENERGY ASSET METRICS Energy Asset Metrics (in thousands, except megawatt equivalents "MWe") As of September 30, 2018 2017 MWe $ MWe $ Energy Assets: In Operations 216.0 331,471 183.4 274,679 In Development/Construction 133.0 110,546 87.1 82,476 Total Energy Assets 349.0 $442,018 270.5 $357,155 Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 2018 2017 Energy Assets Performance: Revenues $25,504 $18,559 $69,790 $51,898 Adjusted EBITDA $15,761 $12,294 $43,433 $31,513 As of September 30, 2018 2017 Energy Assets Debt Financing: In Operations 162,162 121,557 In Development/Construction 52,111 23,991 Total Debt Financing $214,273 $145,548 ©2018 Ameresco, Inc. All rights reserved. 13

GAAP TO NON-GAAP RECONCILIATION

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2018	2017	2018	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Adjusted EBITDA:				
Net income attributable to common shareholders	$10,701	$8,493	$26,391	$13,680
Impact of redeemable non-controlling interests	-	298	516	(673)
Plus: Income tax provision	3,351	3,881	1,879	4,296
Plus: Other expenses, net	3,244	1,668	10,754	5,232
Plus: Depreciation and amortization of intangible assets	7,523	6,563	22,043	18,835
Plus: Stock-based compensation	390	326	1,137	976
Plus: Restructuring and other charges	386	8	66	252
Plus: Non-Core Canada project loss	-	(413)	-	(413)
Adjusted EBITDA	$25,595	$20,824	$62,786	$42,185
Adjusted EBITDA margin	**12.5%**	**10.2%**	**11.0%**	**8.3%**
Non-GAAP net income and EPS:				
Net income attributable to common shareholders	$10,701	$8,493	$26,391	$13,680
Impact of redeemable non-controlling interests	-	298	516	(673)
Plus: Restructuring and other charges	386	8	66	252
Plus: Non-Core Canada project loss	-	(413)	-	(413)
Plus: Income Tax effect of non-GAAP adjustments	(101)	-	(101)	(44)
Non-GAAP net income	$10,986	$8,386	$26,872	$12,802
Earnings per share:				
Diluted net income per common share	$0.23	$0.19	$0.57	$0.30
Effect of adjustments to net income	-	(0.01)	0.01	(0.02)
Non-GAAP EPS	$0.23	$0.18	$0.58	$0.28
Adjusted cash from operations:				
Cash flows from operating activities	$25,096	($39,013)	($32,041)	($90,432)
Plus: proceeds from Federal ESPC projects	43,906	48,304	113,570	122,340
Adjusted cash from operations	$69,002	$9,291	$81,529	$31,908

©2018 Ameresco, Inc. All rights reserved.
14

PERFORMANCE BY SEGMENT Performance by Segment (in thousands): Three Months Ended Nine Months Ended Adjusted Adjusted Revenues EBITDA Revenues EBITDA September 30, 2018 U.S. Regions $86,402 $7,996 $249,871 $22,562 U.S. Federal 62,378 11,844 168,377 29,580 Canada 11,604 1,039 28,466 447 Non-Solar DG 22,138 10,022 60,176 26,195 All Other 22,878 2,326 62,368 4,919 Unallocated corporate activity (25) (7,632) 509 (20,917) Total Consolidated $205,375 $25,595 $569,767 $62,786 September 30, 2017 U.S. Regions $82,633 $8,160 $191,956 $11,363 U.S. Federal 63,873 9,673 170,903 25,901 Canada 14,719 1,206 33,211 2,427 Non-Solar DG 22,847 6,766 53,703 18,405 All Other 20,697 1,508 56,332 3,774 Unallocated corporate activity (25) (6,489) (86) (19,684) Total Consolidated $204,744 $20,824 $506,019 $42,186 Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions ©2018 Ameresco, Inc. All rights reserved. 15

SEGMENTS BY LINE OF BUSINESS – THREE MONTHS Segment Revenues by Line of Business for the Three Months Ended September 30 (in thousands): Non-Solar Total U.S. Regions   U.S. Federal   Canada   DG   All Other   Consolidated 2018 Project $77,345 $49,762 $9,207 $1,268 $4,074 $141,656 Energy Assets 4,064 1,507 921 18,790 223 25,504 O&M 4,432 10,732 15 2,005 17,184 Integrated-PV 10,411 10,411 Other Services 561 377 1,462 74 8,145 10,619 Total Revenues $86,402 $62,378 $11,604 $22,138 $22,853 $205,375 2017 Project $73,066 $53,818 $11,959 $9,180 $2,745 $150,768 Energy Assets 4,110 1,152 1,014 12,005 280 18,559 O&M 4,278 8,903 16 1,619 14,816 Integrated-PV 10,686 10,686 Other Services 1,179 1,730 44 6,961 9,914 Total Revenues $82,633 $63,873 $14,719 $22,847 $20,672 $204,744 Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions ©2018 Ameresco, Inc. All rights reserved. 16

SEGMENTS BY LINE OF BUSINESS – NINE MONTHS Segment Revenues by Line of Business for the Nine Months Ended September 30 (in thousands): Non-Solar Total U.S. Regions   U.S. Federal   Canada   DG   All Other   Consolidated 2018 Project $223,662 $135,037 $21,459 $3,368 $8,844 $392,370 Energy Assets 12,844 3,416 2,304 50,405 821 69,790 O&M 12,396 29,477 34 6,260 48,166 Integrated-PV 31,184 31,184 Other Services 969 447 4,669 143 22,028 28,256 Total Revenues $249,871 $168,377 $28,466 $60,176 $62,877 $569,767 2017 Project $167,524 $139,814 $26,124 $11,500 $4,345 $349,306 Energy Assets 8,873 2,688 2,316 37,177 845 51,898 O&M 12,841 27,814 16 4,705 45,376 Integrated-PV 29,187 29,187 Other Services 2,719 588 4,755 322 21,870 30,252 Total Revenues $191,956 $170,903 $33,211 $53,703 $56,246 $506,019 Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions ©2018 Ameresco, Inc. All rights reserved. 17

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